Exhibit 99(c)

   UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited Pro Forma Condensed Combined Statement of Financial Condition and Pro Forma Condensed Combined Statements of Operations are based upon the historical results of Blackhawk Bancorp, Inc. for the year ended December 31, 2002, and at and for the six months ended June 30, 2003, and of DunC Corp. for the year ended December 31, 2002, and at and for the six months ended June 30, 2003, giving effect to the acquisition using the purchase method of accounting. Pro forma adjustments, and the assumptions on which they are based, are described below and in the accompanying footnotes to the pro forma condensed combined financial statements. These financial statements should be read in conjunction with the historical financial statements of Blackhawk Bancorp, Inc. and DunC Corp. The pro forma condensed combined financial statements are not necessarily indicative of the results that actually would have occurred had the companies constituted a single entity during the respective periods, nor are they indicative of future results of operations.

The pro forma financial data gives effect to the fact that the acquisition will be accounted for as a purchase in accordance with accounting principals generally accepted in the United States of America. Under the purchase method of accounting, the tangible and identified intangible assets and liabilities of DunC corp. will be recorded at estimated fair values at the time the acquisition is consummated. The excess of the purchase price over the net tangible and identifiable intangible assets will be recorded as goodwill. The adjustments necessary to record tangible and identifiable intangible assets and liabilities at their fair value will be amortized to income and expense over the estimated remaining lives of the related assets and liabilities. Goodwill will not be amortized. Instead, goodwill will be reviewed for impairment at least annually. If the carrying amount of goodwill exceeds its estimated fair value, an impairment loss will be recognized in an amount equal to that excess.

The unaudited pro forma combined condensed consolidated financial statements combine the historical condensed consolidated financial statements of Blackhawk Bancorp, Inc. and DunC Corp. giving effect to the acquisition as if it had been effective on September 30, 2003, with respect to the unaudited pro forma combined condensed consolidated balance sheet, and as of the beginning of the period presented with respect to the unaudited pro forma combined condensed consolidated statements of earnings.

The total purchase price is $7,222,941 in cash and is based on the merger consideration of $1,523.18 per share for each of the 4,742 shares of DunC common stock outstanding.

The pro forma condensed combined financial statements also do not take into account the following items, which will impact the financial condition, results of operations and reported per share amounts of the merged entity.

     o Earnings from June 30, 2003 to the closing date of the transaction (September 30, 2003).

     o Estimated expense savings to be derived from, among other things, the termination of certain DunC Corp. employees, elimination of duplicative backroom operations and conversion to Blackhawk Bancorp, Inc.' s data processing system.

     o Expected revenue enhancements from marketing Blackhawk Bancorp, Inc.' s services to DunC Corp. customers.

                Notes to Unaudited Pro forma Combined Condensed
                       Consolidated Financial Information

Note 1 Basis of Presentation of DunC Corp. Acquisition

The unaudited pro forma combined condensed consolidated financial information has been prepared assuming the acquisitions will be accounted for under the purchase method of accounting. The unaudited pro forma combined condensed consolidated statements of earnings for the six months ended June 30, 2003 and for the year ended December 31, 2002 are presented as if the DunC Corp.(" DunC") acquisition occurred at the beginning of the period. The unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2003 is presented as if the DunC acquisition occurred as of that date. This information is not intended to reflect the actual results that would have been achieved had the DunC acquisition actually occurred on those dates.

Note 2 Purchase Price and Funding of DunC

Blackhawk Bancorp, Inc. ("the Corporation") acquired DunC pursuant to an Agreement and Plan of Merger dated as of March 17, 2003 (the "Merger Agreement"), between the Corporation, DunC Merger Corporation ("Merger Corp"), a wholly owned subsidiary of the Corporation, and DunC through a series of mergers.

Pursuant to the Merger Agreement, Merger Corp was merged with and into DunC at the close of business on the Effective Date, and DunC became a wholly owned subsidiary of the Corporation. The merger consideration was cash in the aggregate amount of $7,222,941, which will be paid to former DunC shareholders. The price paid by the Corporation for the DunC common stock was arrived at through arms-length negotiations.

The terms of the merger of Merger Corp with and into DunC are described more fully in the Merger Agreement filed as Exhibit 2.1 to the Corporation's Form 10-QSB for the quarterly period ended March 31, 2003, which is incorporated herein by reference. The description of the transaction set forth above is qualified in its entirety by the terms set forth in the Merger Agreement.

Immediately following the merger of Merger Corp into DunC, DunC merged with and into the Corporation, and First Bank merged with and into Blackhawk State Bank, a wholly owned subsidiary of the Corporation. As a result of these mergers the Corporation and Blackhawk State Bank were the surviving entities, and DunC and First Bank ceased to exist.

The merger consideration paid to the former shareholders of DunC will be funded through a term loan with U.S. Bank National Association, Milwaukee, Wisconsin. The term loan for $7.5 million was entered into in the ordinary course of business and on terms commensurate with prevailing market conditions on September 26, 2003. The term loan matures on September 26, 2008. A copy of the term loan agreement was filed as an exhibit on the Corporation's Current Report on Form 8-K dated September 30, 2003 and is incorporated herein by reference. The term loan agreement allows the Corporation to select the per annum interest rate. The unaudited pro forma financial statements reflect an initial interest rate of 3 month LIBOR at 1.2% plus 2% totaling 3.2%. The annual interest expense on the term loan would change by $9,375 for each 1/8% change in the 3 month LIBOR rate.

Note 3 Allocation of Purchase Price of DunC

Under purchase accounting, DunC's assets and liabilities and any identifiable intangible assets are required to be adjusted to their estimated fair values. The estimated fair values have been determined by the Corporation based upon available information. The estimated fair values assigned are subject to review as part of the Corporation's year end financial statement audit. The following are the pro forma adjustments made to record the transaction and to adjust DunC's assets and liabilities to their estimated fair values at June 30, 2003.

Cash purchase price of DunC (in thousands)                           $7,223
Debt of DunC assumed by the Corporation                                 888
Acquisition costs incurred by the Corporation                           346
                                                                     ------

Total DunC acquisition cost                                          $8,457
                                                                     ------
                                                                     ------
Historical net assets of DunC                                        $5,846
Accrual of DunC severance costs                                         (20)
Fair market value adjustments as of June 30, 2003:
Securities                                                              510
Loans                                                                   360
Premises and equipment                                                  401
Goodwill                                                              1,116
Core deposit intangible                                               1,454
Certificates of deposit                                                (299)
FHLBC advances                                                         (131)
Deferred taxes on purchase accounting adjustments                      (780)
                                                                     ------
                                                                     $8,457
                                                                     ------
                                                                     ------

All of the other asset and liability categories are either variable rate or short-term in nature and fair market value adjustments were considered to be immaterial to the financial presentation.

In accordance with Statement of Financial Accounting Standards No 141, "Business Combinations" and No. 142, "Goodwill and Other Intangible Assets," goodwill and intangible assets with indefinite lives are not amortized for acquisitions initiated after June 30, 2001; therefore, no goodwill amortization is presented in the pro forma financial statements. However, the core deposit intangible will be amortized over its estimated useful life and recorded as a charge to operations.

Note 4 Merger Costs of DunC

The Corporation incurred merger costs of $346,000 consisting mostly of fees for professional services related to investment banking, legal and accounting.

Note 5 Amortization of Intangibles

The following table reflects the impact on income from the amortization of purchase accounting adjustments for each of the next five years.

                           Year 1     Year 2      Year 3     Year 4     Year 5
                           ------     ------      ------     ------     ------

Securities                  $200       $120        $ 77       $ 45       $ 36
Loans                        163        157          40
Premises and equipment         4          4           4          4          4
Goodwill
Core deposit intangible      139        139         139        139        139
Certificates of deposit     (277)       (16)         (4)        (2)         -
FHLBC advances               (61)       (35)        (25)       (10)         -
                            ----       ----        ----       ----       ----
Subtotal                     168        369         231        176        179
Income taxes (benefit)       (57)      (125)        (79)       (60)       (61)
                            ----       ----        ----       ----       ----
Total                       $111       $244        $152       $116       $118
                            ----       ----        ----       ----       ----
                            ----       ----        ----       ----       ----

The following assumptions were used for purposes of determining the pro forma effect of the DunC acquisition on the statement of income. In accordance with Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, goodwill will not be amortized, but will be reviewed for impairment at least annually. All amortization/depreciation is under the straight line method over the respective average life of the associated asset(s).

                                                                 Remaining
Description                                                   Term/Useful Life
-----------                                                   ----------------
Securities                                                      3-313 Months
Loans                                                            6-44 Months
Premises and equipment                                           18-40 Years
Core deposit intangible                                        87-144 Months
Certificates of deposit                                          4-44 Months
FHLBC advances                                                   2-41 Months

                                         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS
                                                       OF FINANCIAL CONDITION
                                                           June 30, 2003
                                                           (in thousands)

                                                       Blackhawk           DunC           Pro Forma                    Pro Forma
                                                     Bancorp, Inc.         Corp.         Adjustments         Note      Combined
                                                     -------------         -----         -----------         ----      --------

ASSETS

Cash and due from banks                                $ 12,166           $ 5,172            $ 7,500          2
                                                                                              (7,223)         3         $ 17,615
Fed funds sold and securities purchased
  under agreements to resell                                  -             3,613                                          3,613
Interest-bearing deposits in banks                        1,922               991                                          2,913
Available-for-sale securites                            102,013             8,884                408          3          111,305
Held-to-maturity securites                               19,399             2,336                102          3           21,837
Loans                                                   183,539            53,862                360          3          237,761
Office buildings and equipment, net                       6,511             2,725                401          3            9,637
Goodwill                                                  3,112                                1,116          3            4,228
Other identifiable intangible assets                      1,276                                1,454          3            2,730
Other assets                                             13,595             1,273               (346)         3           14,522
                                                       --------           -------            -------                    --------
       TOTAL ASSETS                                    $343,533           $78,856            $ 3,772                    $426,161
                                                       --------           -------            -------                    --------
                                                       --------           -------            -------                    --------

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
   Deposits:
     Noninterest-bearing                                $33,120           $16,293                                       $ 49,413
     Interest-bearing                                   215,772            51,927                299          3          267,998
                                                       --------           -------            -------                    --------
       Total deposits                                   248,892            68,220                299                     317,411
Short-term borrowings                                    11,990               865                                         12,855
Long-term borrowings                                     46,600             4,000              7,500          2
                                                                                                 131          3           58,231
Company Obligated Mandatorily Redeemable
  Preferred Securities of subsidiary trust
  holding solely subordinated debentures                  7,000                                                            7,000
Other liabilities                                         2,909               813                780          3
                                                                                                  20          3            4,522
                                                       --------           -------            -------                    --------

       TOTAL LIABILITIES                                317,391            73,898              8,730                     400,019
                                                       --------           -------            -------                    --------

Stockholders' equity
   Preferred stock                                            -
   Common stock                                              25             3,034             (3,034)         3               25
   Surplus                                                8,773                                                            8,773
   Retained earnings                                     16,062             1,924             (1,924)         3           16,062
   Accumulated other comprehensive income                 1,282                 -                                          1,282
                                                       --------           -------            -------                    --------
       TOTAL STOCKHOLDERS' EQUITY                        26,142             4,958             (4,958)                     26,142
                                                       --------           -------            -------                    --------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $343,533           $78,856            $ 3,772                    $426,161
                                                       --------           -------            -------                    --------
                                                       --------           -------            -------                    --------

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
                                         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS
                                                           OF OPERATIONS
                                                For the Year Ended December 31, 2002
                                                           (in thousands)

                                                       Blackhawk            DunC           Pro Forma          Pro Forma
                                                     Bancorp, Inc.          Corp.         Adjustments          Combined
                                                     -------------          -----         -----------          --------
Interest Income:
   Interest and fees on loans                           $14,659            $3,853            $(163)            $18,349
   Interest and dividends on securities:
       Taxable                                            3,497               624             (161)              3,960
       Nontaxable                                           853                90              (39)                904
   Interest on fed funds sold and securities
     purchased under agreements to resell                   133                21                                  154
   Interest on interest-bearing deposits in banks            46                14                                   60
                                                        -------            ------            -----             -------
       TOTAL INTEREST INCOME                             19,188             4,602             (363)             23,427
                                                        -------            ------            -----             -------

Interest Expenses:
   Interest on deposits                                   5,926             1,220             (277)              6,869
   Interest on short-term borrowings                        292                 2                                  294
   Interest on long-term borrowings                       2,152               231              240
                                                                                               (61)              2,562
   Interest on Company Obligated Mandatorily Redeemable
       Preferred Securities                                  13                                                     13
                                                        -------            ------            -----             -------
       TOTAL INTEREST EXPENSE                             8,383             1,453              (98)              9,738
                                                        -------            ------            -----             -------
       NET INTEREST INCOME                               10,805             3,149             (265)             13,689
   Provision for loan losses                              1,004               628                                1,632
                                                        -------            ------            -----             -------
       NET INTEREST INCOME AFTER
         PROVISION FOR LOAN LOSSES                        9,801             2,521             (265)             12,057
                                                        -------            ------            -----             -------
Noninterest Income:
   Service charges on deposit accounts                    1,583               688                                2,271
   Securities gains, net                                    321                54                                  375
   Gain on sale of loans                                    454             1,568                                2,022
   Other                                                    648               187                                  835
                                                        -------            ------            -----             -------
       TOTAL NONINTEREST INCOME                           3,006             2,497                -               5,503
                                                        -------            ------            -----             -------
Noninterest expenses:
   Salaries and employee benefits                         5,388             2,373                                7,761
   Occupancy                                                735               316                4               1,055
   Equipment                                                927               147                                1,074
   Data processing services                                 764               366                                1,130
   Advertising and marketing                                349                92                                  441
   Amortization of intangibles                              310                92              139                 541
   Professional fees                                        565                80                                  645
   Office supplies                                          258               105                                  363
   Telephone                                                307                67                                  374
   Write-off of receivable                                  271                 -                                  271
   Other                                                  1,397               570                                1,967
                                                        -------            ------            -----             -------
       TOTAL NONINTEREST EXPENSE                         11,271             4,208              143              15,622
                                                        -------            ------            -----             -------
       INCOME BEFORE INCOME TAXES                         1,536               810             (408)              1,938
Income Taxes                                                300               236             (139)                397
                                                        -------            ------            -----             -------
       NET INCOME                                       $ 1,236            $  574            $(269)             $1,541
                                                        -------            ------            -----             -------
                                                        -------            ------            -----             -------

Basic earnings per share                                  $0.50                                                  $0.62
                                                        -------                                                -------
                                                        -------                                                -------
Diluted earnings per share                                $0.50                                                  $0.62
                                                        -------                                                -------
                                                        -------                                                -------

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
                                         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS
                                                           OF OPERATIONS
                                               For the Six Months Ended June 30, 2003
                                                           (in thousands)

                                                       Blackhawk            DunC           Pro Forma          Pro Forma
                                                     Bancorp, Inc.          Corp.         Adjustments          Combined
                                                     -------------          -----         -----------          --------
Interest Income:
   Interest and fees on loans                           $6,267             $2,162            $ (78)             $8,351
   Interest and dividends on securities:
       Taxable                                           1,857                241              (48)              2,050
       Nontaxable                                          535                 51              (12)                574
   Interest on fed funds sold and securities
     purchased under agreements to resell                   49                 10                                   59
   Interest on interest-bearing deposits in banks           18                 25                                   43
                                                        ------             ------            -----              ------
       TOTAL INTEREST INCOME                             8,726              2,489             (138)             11,077
                                                        ------             ------            -----              ------

Interest Expenses:
   Interest on deposits                                  2,496                475               (8)              2,963
   Interest on short-term borrowings                        76                  3                                   79
   Interest on long-term borrowings                      1,035                102              120
                                                                                               (17)              1,240
   Interest on Company Obligated Mandatorily Redeemable
       Preferred Securities                                163                                                     163
                                                        ------             ------            -----              ------
       TOTAL INTEREST EXPENSE                            3,770                580               95               4,445
                                                        ------             ------            -----              ------
       NET INTEREST INCOME                               4,956              1,909             (233)              6,632
   Provision for loan losses                               365                130                                  495
                                                        ------             ------            -----              ------
       NET INTEREST INCOME AFTER
         PROVISION FOR LOAN LOSSES                       4,591              1,779             (233)              6,137
                                                        ------             ------            -----              ------
Noninterest Income:
   Service charges on deposit accounts                     700                218                                  918
   Securities gains, net                                   301                                                     301
   Gain on sale of loans                                   424                866                                1,290
   Other                                                   492                174                                  666
                                                        ------             ------            -----              ------
       TOTAL NONINTEREST INCOME                          1,917              1,258                -               3,175
                                                        ------             ------            -----              ------
Noninterest expenses:
   Salaries and employee benefits                        2,818              1,561                                4,379
   Occupancy                                               369                171                2                 542
   Equipment                                               461                105                                  566
   Data processing services                                399                167                                  566
   Advertising and marketing                               207                 45                                  252
   Amortization of intangibles                             159                 32               70                 261
   Professional fees                                       302                155                                  457
   Office supplies                                         117                 30                                  147
   Telephone                                               153                 34                                  187
   Write-off of receivable                                 212                  -                                  212
   Other                                                   523                322                                  845
                                                        ------             ------            -----              ------
       TOTAL NONINTEREST EXPENSE                         5,720              2,622               72               8,414
                                                        ------             ------            -----              ------
       INCOME BEFORE INCOME TAXES                          788                415             (305)                898
Income Taxes                                                61                110             (103)                 68
                                                        ------             ------            -----              ------
       NET INCOME                                       $  727             $  305            $(202)             $  830
                                                        ------             ------            -----              ------
                                                        ------             ------            -----              ------

Basic earnings per share                                 $0.29                                                   $0.33
                                                        ------                                                  ------
                                                        ------                                                  ------
Diluted earnings per share                               $0.29                                                   $0.33
                                                        ------                                                  ------
                                                        ------                                                  ------